Phoenix Insight Bond Fund and

Phoenix Insight High Yield Bond Fund,

each a series of Phoenix Insight Funds Trust

Supplement dated March 3, 2008 to the Class A and Class C Shares Prospectus

and to the Class I Shares Prospectus, each dated May 1, 2007,

as supplemented May 1, 2007, May 24, 2007, August 20, 2007, September 7, 2007,

November 9, 2007, December 10, 2007, January 10, 2008 and February 20, 2008

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure under “Portfolio Management” for each of the referenced funds.

Class A and Class C Shares Prospectus - Page 68

Class I Shares Prospectus – Page 66

Bond Fund

Robert L. Bishop, CFA, Fixed Income Chief Investment Officer (SCM Advisors)

Mr. Bishop is the Chief Investment Officer for fixed income at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Prior to joining SCM Advisors in 2002, Mr. Bishop was responsible for restructuring corporate pension funds at Saloman Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience and was appointed as a manager of the fund in May 2006.

Al Alaimo, CFA, CPA, Fixed Income Portfolio Manager (SCM Advisors)

Mr. Aliamo is Fixed Income Portfolio Manager at SCM Advisors focused primarily on high yield securities. Prior to joining SCM Advisors in 2001, Mr. Alaimo was Managing Director of Banc of America Securities LLC. Mr. Alaimo was appointed as a manager of the fund in May 2006. He is also a manager of the High Yield Bond Fund.

High Yield Bond Fund

Al Alaimo, CFA, CPA, Fixed Income Portfolio Manager (SCM Advisors)

Mr. Alaimo was appointed as a manager of the fund in May 2006. See information for the Bond Fund.

Investors should retain this supplement with the Prospectus for future reference.

PXP 5110/SCM FI PMs (03/08)